                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

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         Date of Report (Date of earliest event reported): June 28, 2006

                            GLOBALOPTIONS GROUP, INC.
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               (Exact Name of Registrant as Specified in Charter)

          NEVADA                        333-117495               73-1703260
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(State or other jurisdiction     (Commission File Number)     (IRS Employer
     of incorporation)                                       Identification No.)

           75 Rockefeller Plaza, 27th Floor
                  New York, New York                           10019
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        (Address of principal executive offices)             (Zip Code)

       Registrant's telephone number, including area code: (212) 445-6262

          (Former name or former address, if changed since last report)

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Check  the  appropriate  box  below  if the  Form  8-K  filing  is  intended  to simultaneously  satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR
    230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 DFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4 (c) under the
    Exchange Act (17 CFR 240.13e-4(c)) -

ITEM 1.01.    ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

         See the disclosures set forth under Items 2.03 and 3.02, which are incorporated by reference into this Item 1.01.

ITEM 2.03.    CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER
AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

         On June 28, 2006, the Registrant closed on an additional $30.5 million in principal amount of its 8% Promissory Notes due on June 30, 2006 (the
"Notes") in a transaction exempt from the registration requirements under the
Securities Act of 1933, as amended (the "Securities Act"), the initial closing of which took place on March 10, 2006. Forms of each of the Note, Convertible
Note Purchase Agreement, Subordination Agreement and Investor Rights Agreement
related to the sale of Notes are filed as exhibits to this Current Report on
Form 8-K and are incorporated by reference into this Item 2.03.

ITEM 3.02.    UNREGISTERED SALES OF EQUITY SECURITIES

         On June 29, 2006, the Registrant completed the closing of a self-directed private placement of a total of 53,073 units, each unit consisting of one share of our series B convertible preferred stock, par value $0.001 per share ("Series B Preferred Stock"), and a detachable, transferable warrant to purchase 175 shares of common stock at an exercise price of $2.15 per share and a detachable, transferable warrant to purchase 175 shares of common stock at an exercise price of $2.85 per share. Each share of Series B Preferred Stock is initially convertible into 500 shares of common stock at any time.

         The consideration for the private placement consisted of the exchange of an aggregate of approximately $45 million of Notes, plus approximately $1 million of accrued interest and advisory fees, pursuant to the terms contained therein.

         The shares of Series B Preferred Stock and warrants issued in the private placement were not registered under the Securities Act of 1933 in reliance upon the exemption from registration provided by Section 4(2) of that
Act and Regulation D promulgated under that section, which exempts transactions by an issuer not involving any public offering.

         The Certificate of Designations for the Series B Preferred Stock and a
form of warrant are filed as exhibits to this Current Report on Form 8-K and are incorporated by reference into this Item 3.02.

ITEM 9.01.    FINANCIAL STATEMENTS AND EXHIBITS

         (d)  EXHIBITS.

         The exhibits listed in the following Exhibit Index are filed as part of this Report.

         Exhibit No.                                    Description
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             3           Certificate of Designations of Series B Preferred Stock.

           4.1           Form of Promissory Note.

           4.2           Form of Warrant.

          10.1           Form of Convertible Note Purchase Agreement.

          10.2           Form of Investor Rights Agreement.

          10.3           Form of Subordination Agreement.

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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  June 29, 2006                    GLOBALOPTIONS GROUP, INC.

                                        By: /s/ Harvey W. Schiller
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                                            Harvey W. Schiller, Ph.D.
                                            Chairman and Chief Executive Officer